Exhibit 99.2

10/99                                                                     Page 1
                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS

                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                                 $       2,871,115,274.03
Beginning of the Month Finance Charge Receivables:                            $         129,251,987.60

Beginning of the Month Discounted Receivables:                                $                   0.00
Beginning of the Month Total Receivables:                                     $       3,000,367,261.63

Removed Principal Receivables:                                                $                   0.00
Removed Finance Charge Receivables:                                           $                   0.00
Removed Total Receivables:                                                    $                   0.00

Additional Principal Receivables:                                             $                   0.00
Additional Finance Charge Receivables:                                        $                   0.00
Additional Total Receivables:                                                 $                   0.00

Discounted Receivables Generated this Period:                                 $                   0.00

End of the Month Principal Receivables:                                       $       2,753,674,330.53
End of the Month Finance Charge Receivables:                                  $         123,890,810.08
End of the Month Discounted Receivables:                                      $                   0.00
End of the Month Total Receivables:                                           $       2,877,565,140.61

Special Funding Account Balance                                               $                   0.00
Aggregate Invested Amount (all Master Trust Series)                           $       2,300,000,000.00
End of the Month Transferor Amount                                            $         453,674,330.53
End of the Month Transferor Percentage                                                           16.48%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                        RECEIVABLES

       30-59 Days Delinquent                                                  $          65,068,380.08
       60-89 Days Delinquent                                                  $          50,261,299.25
       90+ Days Delinquent                                                    $         102,427,477.52

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       Total 30+ Days Delinquent                                              $         217,757,156.85
       Delinquent Percentage                                                                      7.57%

Defaulted Accounts During the Month                                           $          18,915,334.01
Annualized Default Percentage                                                                     7.91%

Principal Collections                                                                   444,326,533.28
Principal Payment Rate                                                                           15.48%

Total Payment Rate                                                                               16.49%


INVESTED AMOUNTS


       Class A Initial Invested Amount                                        $         368,000,000.00
       Class B Initial Invested Amount                                        $          32,000,000.00

INITIAL INVESTED AMOUNT                                                       $         400,000,000.00

       Class A Invested Amount                                                $         368,000,000.00
       Class B Invested Amount                                                $          32,000,000.00

INVESTED AMOUNT                                                               $         400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                   13.93%
PRINCIPAL ALLOCATION PERCENTAGE                                                                  13.93%


MONTHLY SERVICING FEE                                                         $             500,000.00

INVESTOR DEFAULT AMOUNT                                                       $           2,635,265.42

CLASS A AVAILABLE FUNDS --


CLASS A FLOATING PERCENTAGE                                                                      92.00%

       Class A Finance Charge Collections                                     $           6,905,781.25
       Other Amounts                                                          $                   0.00

TOTAL CLASS A AVAILABLE FUNDS                                                 $           6,905,781.25

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       Class A Monthly Interest                                               $           1,792,402.78
       Class A Servicing Fee                                                  $             460,000.00
       Class A Investor Default Amount                                        $           2,424,444.19

TOTAL CLASS A EXCESS SPREAD                                                   $           2,228,934.28

REQUIRED AMOUNT                                                               $                   0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                                       8.00%

       Class B Finance Charge Collections                                     $             600,502.73
       Other Amounts                                                          $                   0.00

TOTAL CLASS B AVAILABLE FUNDS                                                 $             600,502.73

       Class B Monthly Interest                                               $             158,892.22
       Class B Servicing Fee                                                  $              40,000.00

TOTAL CLASS B EXCESS SPREAD                                                   $             401,610.51


EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                           $           2,630,544.79

       Excess Spread Applied to Required Amount                               $                   0.00

       Excess Spread Applied to Class A Investor                              $                   0.00
       Charge Offs

       Excess Spread Applied to Class B Items                                 $             210,821.23

       Excess Spread Applied to Class B Investor                              $                   0.00
       Charge Offs

10/99                                                                     Page 4


       Excess Spread Applied to Monthly Cash                                  $              28,125.07
       Collateral Fee

       Excess Spread Applied to Cash Collateral                               $                   0.00
       Account

       Excess Spread Applied to other amounts owed                            $                   0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                   $           2,391,598.49


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                             $          13,567,305.93


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                $                   0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to                           $                   0.00
       Required Amount

       Excess Finance Charge Collections Applied to                           $                   0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                           $                   0.00
       Class B Items

       Excess Finance Charge Collections Applied to                           $                   0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to                           $                   0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                           $                   0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                           $                   0.00
       other amounts owed Cash Collateral Depositor


10/99                                                                     Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                                                  7.67%
       Base Rate (Prior Month)                                                                    7.64%
       Base Rate (Two Months Ago)                                                                 7.53%

THREE MONTH AVERAGE BASE RATE                                                                     7.61%

       Portfolio Yield (Current Month)                                                           14.61%
       Portfolio Yield (Prior Month)                                                             11.44%
       Portfolio Yield (Two Months Ago)                                                          12.90%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                              12.98%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                     92.00%

       Class A Principal Collections                                          $          56,950,878.03

CLASS B PRINCIPAL PERCENTAGE                                                                      8.00%

       Class B Principal Collections                                          $           4,952,250.27

TOTAL PRINCIPAL COLLECTIONS                                                   $          61,903,128.30


REALLOCATED PRINCIPAL COLLECTIONS                                             $                   0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                             $                   0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                                         $                   0.00
       Deficit Controlled Amortization Amount                                 $                   0.00

CONTROLLED DISTRIBUTION AMOUNT                                                $                   0.00


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CLASS B AMORTIZATION --

       Controlled Amortization Amount                                         $                   0.00
       Deficit Controlled Amortization Amount                                 $                   0.00

CONTROLLED DISTRIBUTION AMOUNT                                                $                   0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                           $          61,903,128.30
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                  $                   0.00

CLASS B INVESTOR CHARGE OFFS                                                  $                   0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                       $                   0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                       $                   0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                                        $          52,000,000.00
       Available Cash Collateral Amount                                       $          52,000,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Paymets                                      $                   0.00
       Class B Interest Rate Cap Paymets                                      $                   0.00


TOTAL DRAW AMOUNT                                                             $                   0.00
CASH COLLATERAL ACCOUNT SURPLUS                                               $                   0.00



                                            First USA Bank, NA
                                            as Servicer


                                            By: /s/ Tracie H. Klein
                                                -----------------------------
                                                    Tracie H. Klein
                                                    First Vice President